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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                         Current report pursuant to the
                           Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                December 30, 2002

                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                       ENTERPRISE FINANCIAL SERVICES CORP

                ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                ------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        001-15373                                         43-1706259
     --------------                                      --------------
(Commission File Number)                       (IRS Employer Identification No.)

   150 N. Meramec, St. Louis, Missouri                      63105
----------------------------------------                  ----------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (314) 725-5500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.  OTHER EVENTS

On December 30, 2002, Enterprise Financial Services Corp ("Registrant") announced that it had entered into a definitive agreement dated December 30, 2002 whereby Registrant will sell its bank locations in Iola, Chanute, and Humboldt, Kansas to Emprise Financial Corporation subject to the terms and conditions contained in the agreement.

A copy of Registrant's press release announcing the execution of the agreement dated December 30, 2002 is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1 Press Release dated December 30, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 30, 2002

                       ENTERPRISE FINANCIAL SERVICES CORP

                              /s/ Kevin C. Eichner

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                                 Kevin C. Eichner
                             Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit No.            Description
-----------            -----------

       99.1            Press Release dated December 30, 2002.